EASTSIDE

ESTD DISTILLING 2008

Azuñia

TEQUILA

SEPTEMBER 2019

EASTSIDE ESTD DISTILLING 2008 & Azuñia TEQUILA

Significant Growth Opportunity

The Azunia brands provide Eastside entrance into the fastest growth category space and fastest growing price segments (above premium/ luxury price position)

- Tequila Opportunity - only represents about 10% of the U.S. spirits market and 1% of the global spirits market
    - Currently considered to be infancy stage
- Tequila Exports- 2018 was record setting year – the ninth consecutive record setting year.
    - Over 224 million liters of tequila were exported last year
    - Industry expected to show strong growth, particularly as tequila finds its way into more international markets
        - Tequila was banned in China until 2014 (China is the largest and fastest-growing market for alcohol)
- 2018, marked the first time that exports of 100% agave tequila overtook exports of 51% agave "mixto" tequilas

Revenue Synergies

- Eastside's strength includes accelerated distribution penetration within off- premise channels specifically in the corporate national account sector
    - This transaction creates significant Azunia off premise corporate account volume
    - Azunia profitability opportunity with off premise balance and premium sku development with greatly reduced account support
- Azunia's strength is traditional on-premise brand development
    - This will enable traditional 'route to market' brands like Burnside, Hue Hue and other new brands to grow at an accelerated pace with less cost of entry

EASTSIDE ESTD DISTILLING 2008 & Azuñia TEQUILA

Brand Portfolio Value

- Eastside now has Two-National Brands
  - Both brands are positioned in high growth categories
  - Azunia and Redneck Riviera are in high growth price segments
  - Additional retail 'basket ring' value to retailers (in high growth category)
  - Reduced tactical cost support with bundling of multiple brands

Leveraging the Sales Force

- Initial integration - Azunia/ Eastside nationwide meetings were completed week of 9/6
- Azunia sales team will add significantly to distribution capabilities with minimal incremental costs
  - Strong on premise channel for California and Texas
- Eastside national distributor network and sales team build out is complete
- Now positioned for immediate onboarding of acquired, existing and in-house developed brands
- All Major Markets Covered
  - Distributor Representation in 47 States and Washington DC
  - Azunia has already initiated a market review of China, Taiwan, Hong Kong, India, Dubai and U.K for international expansion

ACQUISITION VALUE- RETAIL & WHOLESALER NETWORK

DISTRIBUTION SYNERGIES
NATIONAL ON/OFF PREMISE RRW vs AZUNIA

COMBINED		
TOTAL	11574	% of DISTRO
OFF PREM TOTAL	8,729	75.42%
ON PREM TOTAL	2,845	32.59%

EAST		
TOTAL	8,909	% of DISTRO
OFF PREM TOTAL	7,824	87.82%
ON PREM TOTAL	1,085	12.18%

AZUNIA		
TOTAL	2665	% of DISTRO
OFF PREM TOTAL	905	33.96%
ON PREM TOTAL	1760	66.04%

- Minimal distribution overlap
- Capitalize on Azunia's CA distribution specifically, gateway for Burnside Brands and Hue Hue and other traditional routes to market brands.

Distribution Channel Value:

- Utilize EAST Off-Premise platform to onboard Azunia.
- Utilize Azunia On-Premise platform to onboard EAST.
- Focus on Account Depth and less on width.
- Second package entry comes at reduced cost of entry.

WHOLESALER VALUE

Fills a void within portfolio in the highest growth segment within spirits

- Minimal or no above premium/ luxury positioned Tequila
- Limited or no organic Tequila
- Opportunity to bundle high growth brands together creates additional value to retailers
- Additional revenue contribution, lower margin expectations

Status

- 19 states – Same network
- 11 states – open or special orders in control states
- 7 states – Current Eastside assigned states transitioning to Azunia Network
- 14 states – Current Azunia assigned states transiting to Eastside network
- Completion by Qtr 1. 2020

CATEGORY/TEQUILA INFORMATION 52WK 8-10-19

nielsen

Segment Performance

Segment	$	+-%	Share	Cases	+-%	Share
VODKA	$3,618,702,306	2.7%	26.7%	27,819,829	0.9%	36.1%
US WHISKEY	$2,355,740,359	8.8%	17.4%	10,833,463	6.2%	14.1%
SPECIALTIES	$1,283,573,617	2.9%	9.5%	6,518,662	1.6%	8.5%
TEQUILA	$1,243,842,115	12.3%	9.2%	4,649,613	7.2%	6.0%
SCOTCH	$1,144,367,122	3.6%	8.5%	3,278,533	-0.5%	4.3%
RUM	$1,102,973,186	-0.9%	8.1%	8,315,417	-1.9%	10.8%
BRANDY COGNAC	$828,747,194	3.4%	6.1%	3,181,259	0.8%	4.1%
CANADIAN	$814,154,654	4.7%	6.0%	5,037,795	0.9%	6.5%
GIN	$457,877,115	3.9%	3.4%	2,745,099	-0.8%	3.6%
IRISH	$416,241,488	10.8%	3.1%	1,395,348	9.9%	1.8%
COCKTAILS	$275,769,375	11.9%	2.0%	3,268,810	10.7%	4.2%
Total	**$13,541,988,531**	**5.0%**	**100.0%**	**77,043,828**	**2.1%**	**100.0%**

Price

Brand	$	+-%	Share	Cases	+-%	Share
Ultra Premium	$2,252,380,138	10.7%	16.6%	4,512,534	8.8%	5.9%
Super Premium	$4,777,366,907	8.3%	35.3%	19,933,181	8.2%	25.9%
Premium	$3,734,384,383	1.6%	27.6%	25,246,995	0.6%	32.8%
Popular	$1,999,232,856	1.0%	14.8%	17,163,184	-0.1%	22.3%
Economy	$778,624,247	-3.0%	5.7%	10,187,934	-3.9%	13.2%
Total	**$13,541,988,531**	**5.0%**	**100.0%**	**77,043,828**	**2.1%**	**100.0%**

Current 52 week period ending 08/10/2019

Top 10 Tequila Brands

Brand	Rk Chg	$	+-%	Share	Cases	+-%	Share
PATRON		$220,804,710	6.8%	17.8%	415,292	6.0%	8.9%
JOSE CUERVO TEQUILA		$189,589,120	3.6%	15.2%	1,117,428	4.1%	24.0%
DON JULIO		$115,270,014	34.8%	9.3%	160,280	31.8%	3.4%
SAUZA HORNITOS		$78,378,008	14.2%	6.3%	346,704	13.5%	7.5%
CASAMIGOS	2	$63,243,509	50.8%	5.1%	116,794	53.0%	2.5%
1800 RESERVA	(1)	$61,430,374	13.1%	4.9%	237,924	14.2%	5.1%
SAUZA TEQUILA	(1)	$45,292,558	-0.9%	3.6%	366,929	-4.3%	7.9%
ESPOLON TEQUILA	1	$40,843,459	28.2%	3.3%	148,057	26.4%	3.2%
CAZADORES	(1)	$36,402,661	12.5%	2.9%	139,181	13.6%	3.0%
EL JIMADOR	1	$31,657,757	7.5%	2.5%	163,992	6.0%	3.5%
Total	**1**	**$882,912,169**	**13.3%**	**71.0%**	**3,212,580**	**8.7%**	**69.1%**

Top Competitor	NA	$1,243,842,115	12.3%	100.0%	4,649,613	7.2%	100.0%
Total		**$1,243,842,115**	**12.3%**	**100.0%**	**4,649,613**	**7.2%**	**100.0%**

Category DESC	Size DESC	TTL US XAOC PLUS PACKAGE SPIRITS NIELSEN			
		Sales Dollars	Sales Dollars % Change	% of Segment Dollars	Avg Retail Price
		$1,045,472,602	**12.79%**	**100.00%**	**$27.35**
ECONOMY TEQUILA	**Total**	**$19,500,811**	**9.56%**	**1.87%**	**$15.88**
	1.75	$15,470,314	15.82%	1.48%	$19.50
	750	$4,030,497	(9.28%)	0.39%	$9.27
POPULAR TEQUILA	**Total**	**$60,070,974**	**0.16%**	**5.75%**	**$13.67**
	1.75	$21,138,078	2.43%	2.02%	$21.67
	750	$38,932,896	(1.03%)	3.72%	$11.39
PREMIUM TEQUILA	**Total**	**$200,048,256**	**3.07%**	**19.13%**	**$18.72**
	1.75	$82,157,076	2.96%	7.86%	$27.59
	750	$117,891,179	3.15%	11.28%	$15.30
SUP PREM TEQUILA	**Total**	**$315,633,888**	**11.54%**	**30.19%**	**$25.72**
	1.75	$61,850,097	19.12%	5.92%	$36.68
	750	$253,783,791	9.84%	24.27%	$23.97
ULTRA PREM TEQUILA	**Total**	**$450,218,674**	**21.00%**	**43.06%**	**$46.63**
	1.75	$35,235,678	17.67%	3.37%	$80.35
	750	$414,982,996	21.29%	39.69%	$45.02

TEQUILA TTL US XAOC PLUS PACKAGE SPIRITS NIELSEN

Item Desc	RTL - CURR	$ % CHG vs YAG	$ - CURR	U % CHG vs YAG
PATRON SILVER TEQUILA 80 PROOF 750ML #00002	$41.06	6%▲	$1,071,627,530	6%▲
DON JULIO 1942 ANEJO TEQUILA 80 PROOF 750ML #00032	**$126.13**	**43%▲**	**$255,031,513**	**42%▲**
CASAMIGOS BLNCO TEQUILA 80 PROOF 750ML #00611	$41.45	73%▲	$235,841,988	78%▲
DON JULIO SILVER TEQUILA 80 PROOF 750ML #00000	$43.02	23%▲	$209,036,464	23%▲
CASAMIGOS RPSDO TEQUILA 80 PROOF 750ML #00621	$47.29	46%▲	$135,317,376	46%▲
PATRON ANEJO TEQUILA 80 PROOF 750ML #00001	$51.97	5%▲	$100,934,478	5%▲
CLASE AZUL REPOSADO TEQUILA 80 PROOF 750ML #04951	$96.39	95%▲	$96,321,047	93%▲
DON JULIO ANEJO 70 ANNIV TQLA 80 PROOF 750ML #00082	$55.82	51%▲	$89,494,250	50%▲
CASAMIGOS ANEJO TEQUILA 80 PROOF 750ML #00601	$52.92	52%▲	$85,269,005	51%▲
PATRON REPOSADO TEQUILA 80 PROOF 750ML #00015	$47.35	7%▲	$76,365,577	6%▲
DON JULIO RPSDO TEQUILA 80 PROOF 750ML #00041	$49.12	15%▲	$72,893,740	14%▲
HERRADURA ANEJO TEQUILA 80 PROOF 750ML #11133	$46.52	15%▲	$31,257,481	15%▲
CAZADORES RPSDO TEQUILA 80 PROOF 1.75L #17000	$40.58	70%▲	$25,102,103	76%▲
ESPOLON BLANCO TEQUILA 80 PROOF 1.75L #00135	$45.61	107%▲	$19,647,930	107%▲
JOSE CUERVO RDLF XT ANEJO TQLA 80 PROOF 750ML #01145	$147.79	19%▲	$19,162,671	18%▲
AVION XT ANEJO TEQUILA 80 PROOF 750ML #10851	**$113.17**	**131%▲**	**$13,455,910**	**170%▲**


Azuñia
BLACK

- Top 100- +$40. Dollar Contribution Brands
- Don Julio 1942 #10 $$$ (at average retail of $126.13)
- Azunia Black
  - +$100. price position
  - 2-year aged Añejo in American oak barrels
  - Deep amber color with vanilla aromas. Full-bodied with notes of caramel, cocoa, sarsaparilla, and spice.
  - Gross Profit 62%/ Gross Dollars Per Case $442. (9 Liter Case)

CATEGORY DATA POINTS



SPIRIT SEGMENTS - By Share of Sales 52WK
BRANDY COGNAC 6%
CANADIAN 6%
RTD 2%
GIN 3%
IRISH 3%
RUM 8%
SCOTCH 9%
SPECIALTIES 10%
TEQUILA 9%
US WHISKEY 17%
VODKA 27%



% Change of Sales vs. LY
TEQUILA 12.2%
IRISH 11.0%
US WHISKEY 8.4%
RTD 8.0%
CANADIAN 4.7%
SCOTCH 3.9%
GIN 3.1%
BRANDY COGNAC 2.8%
VODKA 2.7%
SPECIALTIES 2.3%
RUM -1.5%



Tequila Sales by Category
Share of $ Sales
50%
0%
50.0%
0.0%
-50.0%
ECONOMY 7.6% 2%
POPULAR -0.4%
PREMIUM 4.0% 21%
SUP PREM 11.8% 28%
ULTRA PREM 19.4% 43%

Azuñia
TEQUILA







Our Farm is Our Foundation




Bienvenidos a:
Mundo
Miravalle
Casa de Azuñia

AZUNIA STARTS WITH AUTHENTICITY

Honestly Authentic

"Honestly Authentic" – It is what makes us different among tequila brands, and what connects us to the values and beliefs of our customers.

- USDA Certified Organic
- Single Estate Hand-Crafted
- Exclusive Distillery
- Sustainably Farmed 5000 Acres
- No GMO or Chemical Additives
- 100 Percent All-Natural Products


Azuñia
BLANCO
ORGANIC
Azuñia
REPOSADO
ORGANIC
Azuñia
AÑEJO
RESERVED
Azuñia
BLACK
2

Organic Blanco, Organic Reposado, Anejo, and Reserva 2-year Black

DIFFERENTIATION IN THE TEQUILA MARKET

Consumers increasingly want the option to choose products that are all natural, and void of additives...


Not All
TEQUILAS
are created
EQUAL
By Michael Tulipan

Chilled Magazine, Jan 2017

		LEADING BRANDS	WELL BRANDS
USDA Certified Organic	yes	no	no
Agri-Cert Organic	yes	no	no
Sustainably Farmed	yes	no	no
Naturally Fermented	yes	no	no
Estate Batched	yes	no	no
Natural Plant Reproduction	yes	no	no
Family Owned and Controlled	yes	no	no
Added Sugar	no	yes	yes
Added Commercial Yeast	no	yes	yes
Growth Hormone	no	yes	yes
Chemical Pesticides	no	yes	yes
Added Chemicals	no	yes	yes
Use of Diffuser*	no	yes	yes
Plant Maturation	8 Years	3-6 Years	3-6 Years

*Diffuser is a multi-million dollar machine that mass produces tequila using chemicals (sulphuric acid) to reduce the usual process from two weeks to just 24 hours.

AZUNIA TEQUILA

ORGANIC

BLANCO

Clean floral nose with hints of agave and lemon
Long finish of light pepper and citrus
Purely un-aged

ORGANIC

REPOSADO

Light agave aroma with hints of butterscotch and wood
Warm, slight vanilla finish
Rested up to 8 months

RESERVED

AÑEJO

Rich with fruit and caramel essences
Smooth butter finish of vanilla, spice, chocolate and caramel
Aged up to 18 months

PRIVATE RESERVE

BLACK

Up-front vanilla aroma and long finish
Full-bodied flavor of caramel, cocoa, sarsaparilla and spice
Aged 2 years

EASTSIDE ESTD DISTILLING 2008 & Azuñia TEQUILA

EASTSIDE INTEGRATION ADJUSTMENTS/ADDITIONS

1. **Marketing**
    - Fills a pivotal Eastside vacuum with a dedicated Marketing team
    - Disciplined Brand Development and Management
    - Media Relations, Corporate Communications and PR
    - Strategic partnerships
    - Sales and marketing continuity
2. **Logistics**
    - Eastside will transition to in-house invoicing, licensing and compliance utilizing the Azunia team, currently we outsource support
3. **International- Eastside will start reviewing global opportunities**
    - We have assigned responsibility to a current Azunia Manager
    - International market premium brand growth is being driven by increased disposable income, changing lifestyles and consumer preferences
    - Especially within the Tequila and Whiskey Category
    - The millennial generation with considerable purchasing power is a key driver



Azuñia
REPOSADO
Azuñia
BLANCO
Azuñia
BLACK
2
Azuñia
AÑEJO

Appendix

NATIONAL ON/OFF PREMISE RRW vs AZUNIA


AK
ON:4
OFF:34
WA ON:10 /106
OFF:411/11
MT
ON: 0
OFF: 7
ND
ON: 0
OFF: 32
MN
ON:2
OFF:5
ID
ON: 0
OFF: 9
OR
ON: 54 / 14
OFF: 203/ 154
WY
ON: 0
OFF: 18
SD
ON:48
OFF: 60
WI
MI
IA
NE
ON:8
OFF:57
CA
ON:147/
744
OFF:1349/
222
NV
ON: 45
OFF: 24
UT
CO
ON:54 / 115
OFF:204/ 331
KS
ON: 0
OFF: 370
MO
ON: 15
OFF: 314
IL
IN
OH
AZ
ON:13/220
OFF:175/35
NM
ON:3/ 42
OFF:40/ 13
OK
ON: 8
OFF:151
TX
ON: 45 / 275
OFF: 295 / 195
AR
ON:18
OFF:167
LA
ON: 4
OFF: 122
MS
ON: 0
OFF: 95
AL
ON: 0
OFF: 144
GA
ON: 5
OFF: 171
TN ON:29
OFF:271
KY
ON: 13
OFF:125
WV
VA
DC
NC ON: 16
OFF: 141
SC
ON:0
OFF:144
FL
ON:
111/213
OFF:
551/59
HI
NY
ON:4
OFF:88
PA ON: 0
OFF: 158
VT
NH
ME
ON:
OFF:
MA
CT
RI
NJ
MD
DE
ON OFF
WI: 24 121
IL: 389/0 639/15
IN: 11 212
MI: 75 550
OH: 11 174
ON OFF
VT: 0 1
MA: 21 119
CT: 15 31
RI: 0 4
NJ: 0 12
DE: 25 147
MD: 2 107
DC: 0 1

	ON		OFF	
WEST TOTAL	231	636	2,247	1272
CENTRAL TOTAL	501	210	2,419	275
SE TOTAL	176	59	1,749	213
NORTH TOTAL	177	0	1,409	0

EAST		
TOTAL	8,909	% of DISTRO
OFF PREM TOTAL	7,824	87.82%
ON PREM TOTAL	1,085	12.18%

AZUNIA		
TOTAL	2665	% of DISTRO
OFF PREM TOTAL	905	33.96%
ON PREM TOTAL	1760	66.04%

COMBINED		
TOTAL	11574	% of DISTRO
OFF PREM TOTAL	8,729	75.42%
ON PREM TOTAL	2,845	32.59%

CONTINUED CATEGORY ADOPTION

TEQUILA LEADS ALL WHITE SPIRIT CONSUMPTION GROWTH

Capitalize On Consumers' Growing Interest In Tequila With Displays And Cross-Promotions



Percentage Of Spirits Consumers Drinking White Spirits – By Year
Any White Spirit
Tequila
Change 2018 vs 2015
Any White Spirit +1%
Tequila +3%
68%
25%
2015
68%
25%
2016
69%
27%
2017
69%
28%
2018

TOTAL US MENU TRENDS IN ON-PREMISE DINING

21%
Of All Cocktails Are Made With Tequila

+3%
Growth As Cocktail Base Spirit

23%
Of All Spirits Listed On Spirits Lists Are Tequila

Top Tequila Cocktails



Share Last 4 Quarters
% Chg vs Previous 4 Quarters
1%
3%
23%
-2%
8%
6%
-11%
59%
5%
-19%
56%
27%
4%
3%
2%
1%
1%
1%
1%
1%
Margarita
Cocktail
Paloma
Long Island Iced Tea
Bloody Mary
Moscow Mule
Martini
Old Fashioned
Tequila Sunrise
Sangria

- Burnside- Old Fashion
- Azunia- Tequila Sunrise
- Azunia- Paloma
- Cocktails provide vehicle for awareness and trial